SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            Current Report


           Filed pursuant to Section 12, 13, or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) December 30, 1994


                     INTELLIGENT ELECTRONICS, INC.
                     -----------------------------
        (Exact name of registrant as specified in its charter)


      Pennsylvania                    0-15991             23-2208404
(State or Other Jurisdiction        Commission         (I.R.S. Employer
    of Incorporation or             File Number         Identification
      Organization)                                         Number)

                        411 Eagleview Boulevard
                       Exton, Pennsylvania  19341
               (Address of Principal Executive Offices)


                              (610)458-5500
      Telephone number, including area code, of agent for service



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                      Exhibit Index is on page 2

Item 5.   Other Events
          ------------
          On November 1, 1994, Intelligent Electronics, Inc. (the "Company") and The Future Now, Inc. ("TFN") executed a letter of intent setting forth their mutual intentions with respect to the proposed acquisition by the Company of certain of the assets of TFN and its subsidiaries. On December 30, 1994, the Company executed and delivered two Asset Purchase Agreements (collectively, the "Asset Purchase Agreements") with TFN and certain wholly-owned subsidiaries of TFN pursuant to which the Company, through two wholly-owned subsidiaries (CS Computers of California, Inc., a California corporation, and CS Computers, Inc., a Colorado corporation) acquired the following branches of TFN: the Irvine, California branch, the San Francisco, California branch, the New York, New York branch (which includes sites in New York, New York, Melville, New York and Lawrenceville, New Jersey), the Boston, Massachusetts branch, and the District of Columbia branch (which includes sites in Timonium, Maryland and Fairfax, Virginia). The aggregate price paid by the Company for the branches was approximately $34,161,000. In addition, under the Asset Purchase Agreements, the Company will pay up to an additional $6,000,000 for inventory at the branches pursuant to the procedures relating to inventory selection contained in the Asset Purchase Agreements. Copies of the Asset Purchase Agreements (exclusive of exhibits thereto) are attached hereto as Exhibits A and B, respectively.

          Concurrently with the closing under the Asset Purchase Agreements, the Company and TFN executed and delivered a Management Agreement pursuant to which TFN agreed to manage the acquired branches for the Company in exchange for fixed compensation and compensation keyed to the profitability of the branch operations. In addition, the Company will be required to pay TFN a fee under certain conditions upon the sale of one or more branches and upon a termination of the Management Agreement. A copy of the Management Agreement is attached hereto as Exhibit C.

          As of December 30, 1994, the Company beneficially owned an aggregate of 2,344,026 shares of TFN's common stock representing 31% of TFN's outstanding shares.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          (c)  Exhibits
               --------
                 A       Asset Purchase Agreement covering
                         non-California sites

                 B       Asset Purchase Agreement covering
                         California sites

                 C       Management Agreement




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
                                 SIGNATURE
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   INTELLIGENT ELECTRONICS, INC.



                                   BY:  /s/ STEPHANIE COHEN
                                        -------------------------
                                        Vice President, Secretary
                                        and Treasurer

Dated:  January 5, 1995

























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